UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6e(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

MoneyGram International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communication relating to the proposed acquisition of MoneyGram International, Inc. (the “Company”) pursuant to the Agreement and Plan of Merger, dated as of January 26, 2017, by and among the Company, Alipay (UK) Limited, Matrix Acquisition Corp. and Alipay (Hong Kong) Holding Limited:

(i)	Presentation, MoneyGram and Ant Financial: Combining to Promote Global Financial Inclusion, February 2017

MoneyGram and Ant Financial Combining to Promote Global Financial Inclusion February 2017

Overview of Transaction MoneyGram and Ant Financial Transaction Details Combining with Ant Financial in transaction valued at ~$880 million Bringing together great services to better serve customers Significant milestone in our mission to bring inclusive financial services to users around the world Operating as usual Will retain MoneyGram brand name and Dallas headquarters Ant Financial intends to invest in our workforce and grow jobs Alex Holmes will continue to lead MGI, along with current management team What this Means for Employees Approved by the Board Subject to MGI stockholder approval and regulatory and customary closing conditions Expected to close in the second half of 2017 Roadmap to Closing

Significant Benefits of Combination MoneyGram and Ant Financial MoneyGram and Ant Financial’s services are highly complementary Transaction connects MoneyGram’s network of 2.4 billion bank and mobile accounts and 350,000 physical locations with Ant Financial’s users Benefits consumers throughout the world Extends geographic reach and capabilities; increases transaction volume across Asia-Pacific region MoneyGram will leverage Ant Financial’s global presence and existing network to serve >630 million users Expands Ant Financial’s business in new global markets following recent partnerships with Paytm in India and Ascend Money in Thailand

About Ant Financial MoneyGram and Ant Financial Holding company of Alipay and other digital financial services businesses Founded in October 2014, headquartered in Hangzhou, China In 2004, Alibaba, the leading Chinese e-commerce company, established Alipay, a global mobile payment platform Alipay spun off from Alibaba Group in 2011 and rebranded as Ant Financial Services Group in October 2014

An Ideal Partner for MoneyGram MoneyGram and Ant Financial Ant Financial has developed a wide range of products and services that cover payments, loans, insurance and wealth management Focused on the financial needs of small businesses and individuals Operates four businesses: Alipay: Offers online shopping payments, money transfers, utility bill payments and offline (in-person or in-store) payments Ant Fortune: Comprehensive wealth management app that allows users to manage all of their finances in one place Zhima Credit: Offers credit filing and scoring services for individuals Mybank: Private online bank – first bank to run entirely on the cloud Ant Financial’s mission: to promote equal access to financial services globally

MoneyGram and Ant Priorities and Values MoneyGram and Ant Financial Customer First We are MoneyGram Manage the Risks Innovate, Optimize, Grow Customer First Teamwork Embrace Change Honesty Passion Professional Dedication

Focused on Global Financial Inclusion and Innovation MoneyGram and Ant Financial “Ant Financial Services Group is dedicated to using technology to provide inclusive financial services to small businesses and individuals.” “We believe financial services should be simple, low-cost and accessible to the many, not the few.” “We are building an open ecosystem to bring financial services to the unbanked and underbanked, all while also seeking to enable traditional financial institutions to provide services in a more efficient way.” “Our name symbolizes the strength that a team of small guys can harness through teamwork and commitment to a common goal as well as our mission to bring small and beautiful changes to the world.”

Shared Commitment to Consumers MoneyGram and Ant Financial Like MoneyGram, Ant Financial is committed to putting customers first Will provide consumers with a leading digital and physical network for global money movement Combined company to have an expanded footprint and suite of global hybrid solutions, and integrate an even larger digital and physical network Together, we will provide greater access, security and simplicity for users around the world We will be able to expand our business and offer more people around the world access to a reliable financial connection to loved ones

MoneyGram + Ant Financial By the Numbers MoneyGram and Ant Financial 200+ countries and territories served 630 million consumers & worldwide relationships With Ant Financial’s support we will have an expanded geographic footprint to offer agents and customers a wider selection of services

What This Means for MoneyGram Employees MoneyGram and Ant Financial Ant Financial has a great appreciation for our employees, customer service and innovative products Ant Financial sees the opportunity to invest in our workforce and grow jobs Substantial growth and development opportunities for employees as part of a larger, global organization Until transaction closes, MoneyGram and Ant Financial will continue to operate as separate companies Employees will continue to be the foundation of MoneyGram Combined with Ant Financial, MoneyGram will continue to succeed We have an exciting future ahead

MoneyGram and Ant Financial

MoneyGram. bringing you closer

Positive Reactions from Media and Analysts

PaymentsSource

"This does change the landscape in the money transfer business and cross-border payments...," Zil Bareisis [senior analyst at Celent] said. "**The deal with Ant gives Moneygram access to large markets such as China** and other Asian countries."

"It certainly **positions MoneyGram to have money to invest in innovation** to ward off competition from startups like Xoom, Remitly, WorldRemit, etc.," Talie Baker [analyst with Aite Group] said.

"The transaction was applauded by Ismail Ahmed, CEO and founder of WorldRemit. '**This deal is a recognition of the importance of remittances** as a powerful driver of economic change, at both the individual and international level,' Ahmed said." *01/27/17*

Permission to use quotations neither sought nor obtained

"**The deal should significantly boost MoneyGram's competitiveness,** notably in Asia, where Ant's network has 630M users with high ambitions to grow globally, posing a bigger threat to rival Western Union." *01/26/17*

J.P.Morgan

"We encourage investors to note that the four largest receive countries in the world are Mexico, Philippines, China and India. Among the largest send countries are oil-producing Middle East states. As a result, **Alibaba could bring Moneygram a more robust presence** in some of these large corridors." *01/27/17*

SunTrust Robinson Humphrey

REUTERS

"The combination of Ant's technological expertise and MoneyGram's large network of agents and established brand could be **a game-changer for the industry** by leading to more consumers, including migrant workers sending remittances home, to use online transfer services rather than taking cash to storefronts, experts said."

"**The combination is a powerful one**: leading edge technology with global reach and a significant physical footprint. Innovation and trust in one bundle," said Warren Mead, global co-head of fintech at KPMG. *01/26/17*

CONFIDENTIAL – FOR INTERNAL USE ONLY

11

The Road Ahead and Next Steps MoneyGram and Ant Financial Integration planning will be led by both companies, including Alex Holmes and management representatives of Ant Financial Will work to address how we can best bring our companies together as seamlessly as possible for employees and consumers Operations continue as usual; no disruptions to how we do business It is still early in the process and many details are yet to be determined We will keep you updated on key milestones Thank you for your continued hard work that made this exciting transaction possible

MoneyGram and Ant Financial Additional Information for Stockholders   The proposed transactions will be submitted to the stockholders of MoneyGram for their consideration. In connection with the proposed transaction, MoneyGram will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC's website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by directing such request to Suzanne Rosenberg, telephone: 214-979-1400.   Participants in the Solicitation   MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.   Forward-Looking Statements   This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of MoneyGram’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.   Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram’s web site at corporate.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.